UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 25, 2013

SELECT INCOME REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-35442	45-4071747
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8303

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 25, 2013, Select Income REIT, or we, us or our, entered into a registration agreement, or the Registration Agreement, with CommonWealth REIT, or CWH.  As of March 22, 2013, CWH owned approximately 56% of our issued and outstanding common shares of beneficial interest, or common shares.  Under the Registration Agreement, we have agreed to, among other things, file, and today we filed, a registration statement with respect to a possible public offering by CWH of up to all of our common shares owned by CWH, or the Shares, for resale by CWH, or an Offering, and CWH has agreed to pay all expenses incurred by us relating to the registration and sale of the Shares.  Our obligation to register the Shares for resale in an Offering is subject to certain conditions and may be terminated in certain circumstances, in each case, as described in the Registration Agreement.  We have agreed to indemnify CWH, its officers, trustees and controlling persons, and CWH has agreed to indemnify us, our officers, Trustees and controlling persons, against certain liabilities in connection with an Offering, including liabilities under the Securities Act of 1933, as amended. Alternatively, we and CWH have agreed to contribute to payments that the other may be required to make in respect of those liabilities.

The foregoing description of the Registration Agreement is not complete and is subject to and qualified in its entirety by reference to the copy of the Registration Agreement filed with the Securities and Exchange Commission, or the SEC, on March 25, 2013 as Exhibit 10.15 to our Registration Statement on Form S-11 filed with the SEC today (File No. 333-187489), or our Registration Statement, and which is incorporated herein by reference.

Information Regarding Certain Relationships and Related Transactions

CWH organized us as a wholly owned subsidiary in February 2012.  In March 2012, we completed our initial public offering, pursuant to which we ceased to be a wholly owned subsidiary of CWH.  One of our Managing Trustees, Mr. Barry Portnoy, is a managing trustee of CWH.  Our other Managing Trustee, Mr. Adam Portnoy, the son of Mr. Barry Portnoy, is a managing trustee and the President of CWH.  In addition, Mr. John Popeo, our Treasurer and Chief Financial Officer, also serves as the treasurer and chief financial officer of CWH, and one of our Independent Trustees, Mr. William Lamkin, is an independent trustee of CWH.

Reit Management & Research LLC, or RMR, provides management services to us and CWH.  Mr. Barry Portnoy is Chairman, majority owner and an employee of RMR, and Mr. Adam Portnoy is an owner, President, Chief Executive Officer and a director of RMR.  Each of our executive officers is also an officer of RMR.  CWH’s executive officers are officers of RMR.  Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR provides management services. Mr. Barry Portnoy serves as a managing director or managing trustee of those companies, including CWH, and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies, including CWH.  In addition, officers of RMR serve as officers of those companies.

We, CWH, RMR and five other companies to which RMR provides management services each currently own 12.5% of Affiliates Insurance Company, or AIC, an Indiana insurance company.  All of our Trustees, all of the trustees and directors of the other publicly held AIC shareholders and nearly all of the directors of RMR currently serve on the board of directors of AIC.  RMR provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC.  We and the other shareholders of AIC have purchased property insurance providing $500.0 million of coverage pursuant to an insurance program arranged by AIC and with respect to which AIC is a reinsurer of certain coverage amounts.

For further information about these and other such relationships and related person transactions, please see the Registration Statement, as well as our Annual Report on Form 10-K for the year ended December 31, 2012, or our Annual Report, our Proxy Statement for our 2013 Annual Meeting of Shareholders dated February 25, 2013, or our Proxy Statement, and our other filings with the Securities and Exchange Commission, including Note 9 to our Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions and Company Review of Such Transactions” and the information regarding our trustees and executive officers in our Proxy Statement, and the sections captioned “Business”, “Warning Concerning Forward Looking Statements”, “Management”, “Manager” and “Certain Relationships and Related Person Transactions” in the Registration Statement.  In addition, please see the section captioned “Risk Factors” of the

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Registration Statement for a description of risks that may arise from these transactions and relationships.  Copies of certain of our agreements with these related parties, including our business management agreement and property management agreement with RMR, various agreements we have entered with CWH and our shareholders agreement with AIC and its shareholders, are publicly available as exhibits to our public filings with the Securities and Exchange Commission.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND OUR CONTROL. FOR EXAMPLE:

•                                      THIS CURRENT REPORT ON FORM 8-K STATES THAT WE HAVE FILED A REGISTRATION STATEMENT WITH THE SEC IN CONNECTION WITH THE POSSIBLE SALE OF UP TO ALL OF THE SHARES OWNED BY CWH. AN IMPLICATION OF THIS STATEMENT MAY BE THAT CWH WILL SELL SOME OR ALL OF THE SHARES CWH OWNS. HOWEVER, CWH MAY EVENTUALLY DECIDE TO OFFER ALL, SOME OR NONE OF THE SHARES IT OWNS FOR SALE. ACCORDINGLY, THERE IS NO ASSURANCE THAT CWH WILL SELL ANY SHARES IN A PUBLIC OFFERING OR, IF IT DOES, WHEN SUCH A SALE MAY OCCUR.

FOR THESE REASONS, AMONG OTHERS, YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                        Registration Agreement, dated as of March 25, 2013, between Select Income REIT and CommonWealth REIT. (Incorporated by reference to Select Income REIT’s Registration Statement on Form S-11, File No. 333-187489.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT INCOME REIT

By:	/s/ David M. Blackman
Name:	David M. Blackman
Title:	President and Chief Operating Officer

Date:  March 25, 2013